# TARONIS
F U E L S

CLEANER – SAFER - SMARTER

Q3 2020 Investor Presentation

OTC: TRNF

# Forward Looking Statements

This presentation forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

# Corporate Mission Statement

**Cleaner:**

Our technology must support the United Nations Sustainability Development Goals (SDG). Our technology directly supports 9 of the 17 SDGs.

**Safer:**

Our products must offer a clear safety benefit. Our goal is to prevent accidents and save lives.

**Smarter:**

Our products must deliver measurable cost saving efficiencies.

# Company Introduction

**Taronis Fuels is a renewable fuel & power generation company. We produce sustainable, socially responsible alternatives to existing fossil fuel & industrial gas products.**

## Our Products:

- Are made with very common industrial waste materials.
- Help conserve billions of gallons of fresh water.
- Are all hydrogen based.
- Low carbon footprint.

**Addressable Fuel Markets**



$120
$100
$80
$60
$40
$20
$0
Dollars in Billions
Launch 2025
Launch 2020
Today
METAL CUTTING FUELS
PROPANE
COMPRESSED NATURAL GAS

# We Have Two Distinct Sales Models:

## **Domestic:** *We Sell Everything*

- We operate under two national brands:
  - MagneGas Welding Supply: Our industrial gas and welding supply retail network
  - TGS: Our HVAC industrial gas wholesale network
- Client priorities: Supply chain simplicity, a "one stop shop" approach.

## **International:** *Only Our Products*

- We are 100% focused on selling only our patented, higher margin, less capital intense fuel products.
- We operate under three structures:
  - Self Directed
  - Partnerships
  - Joint Ventures
- We prioritize select markets where our technology yields competitive advantages.

# Technology Overview

# Our Technology

- We produce renewable gases using our fully patented submerged plasma arc technology.
- Our Venturi flow design enables us to closely manage the speed of fluids passing near the plasma arc.
- This allows us to manage the residence time, or close proximity to the heat & energy of the plasma arc.
- The combination of our patents and trade secrets are the driving force behind the economic superiority of our gasification process.



Gasification Zone
Granite Venturi Vaccum Chamber
Plasma Arc
Carbon Electrodes

# Our Technology - 100% Sustainable and Renewable

- Our technology can produce synthetic gas from any liquid that includes hydrogen and oxygen.
- We have produced fuel products from medical wastes, plant-based oils, and industrial wastes.
- Today our 4th generation product uses waste ethanol supplied from the medical industry as our preferred feedstock.
- Ethanol is widely used in the medical, pharmaceutical, bottling, food packing, and many other industries.
- The end result is that we generate and refine fuels that are primarily ionized hydrogen gas.
- Ionized hydrogen burns extremely hot, with very unique flame properties.


70% Alcohol
Isopropyl Rubbing Alcohol
Drug Facts

**Ethanol Structure**



# Extensive Technology Validation

- Taronis has partnered with more than 20 independent gas analysis and chemical engineering, and safety engineering leaders for extensive independent validation of our products.

- Our products are widely recognized within the industrial gas industry for our innovation, safety and potential global impact.

- We are currently conducting a series of research validation projects with leading universities and centers of excellence to demonstrate the renewability, functionality, and financial benefits of our technology.

# Rapidly Improving Economic Model

## Track Record of Production Gains

- We reduced production costs by **88%** from 2012 to 2019.
- We are now **25-35%** cheaper to produce than acetylene.
- We expect to further reduce production costs by an additional **30%+** in 2020.

| YEAR | COST / CU FT | COST CUT | PRODUCTION COST PARITY |
|---|---|---|---|
| 2012 | $.80+ | - | N/A |
| 2014 | $0.50 | 38% | N/A |
| 2017 | $0.19 | 62% | PROPYLENE |
| 2018 | $0.13 | 32% | ACETYLENE |
| 2019 | $0.095 | 27% | ACETYLENE |
| **2020** | **$0.065** | **32%** | **PROPANE** |
| 2022 | $0.025 | 62% | NATURAL GAS |

- **We now use our pricing power to accelerate marketing & take market share.**
- **We have the pricing power to dominate an $8 billion metal cutting fuel market.**

# Metal Cutting Fuels Comparisons

## Flame Temperatures Comparison



Flame Temperature, Fahrenheit
12,000
10,000
8,000
6,000
4,000
2,000
0
BUTANE
NATURAL GAS
HYDROGEN
MAPP GAS
ACETYLENE
MAGNEGAS

| Fuel Product | Fahrenheit | Celsius | Flame Temperature Vs. MagneGas |
|---|---|---|---|
| **MagneGas** | **10,400** | **5,760** | **-** |
| Acetylene | 5,612 | 3,100 | 54.0% |
| MAPP Gas | 5,072 | 2,800 | 48.8% |
| Hydrogen | 5,072 | 2,800 | 48.8% |
| Natural Gas | 4,982 | 2,750 | 47.9% |
| Butane | 3,200 | 1,760 | 30.8% |

## MagneGas:

- Produces the hottest known flame temperature of any metal cutting fuel.
- Burns 2x+ hotter than normal hydrogen.

Ionized hydrogen is believed to be a key factor for flame temperature and flame speed.

# Higher Flame Temperature + Larger Heat Cone = Added Functionality

**Oxy-Acetylene Flame Profile** **VS** **MagneGas Flame Profile**


5,612° F
10,400° F

## Actual Cutting Zone

**Unique Benefits to the End User:**

- 40-70% faster cutting times
- Piercing in a fraction of the time
- 300-500% thicker metals can be cut
- Multiple stacked plates can be cut simultaneously
- Little to no slag and soot reduces post cut cleanup

# MagneGas = Superior Functionality for the End User



4" steel plate being cut at 70%+ faster cut rate vs. acetylene



Acetylene cannot cut both layers of metal in this I-beam simultaneously

# Domestic Business Model

# US Retail Growth Strategy - MagneGas Welding Supply

MagneGas WELDING SUPPLY

- We employ a captive sales model using a national retail network of industrial gas distributors.

- We use MagneGas as the wedge product to gain access to new clients.

- We use pricing power and functionality to win the initial metal cutting fuel business.

## US Industrial Gas & Welding Supply Market



Metal Cutting Fuels 6%
Industrial Gases 54%
Hard Goods 40%

- US clients typically prefer a one-stop-shop supply chain, so we cross-sell industry standard industrial gas and hard good products.

- We effectively leverage $1.00 of MagneGas sales to cross sell $50.00+ of other goods.

# US Retail Overview – Competitive Landscape

AIWD

- Less than 1,000 smaller distributors remain.
- Usually $5MM in sales or less.
- Rarely more than 2-3 locations.
- Mostly family owned.

MagneGas Welding Supply

- One of 8-10 super regional players in the US today.
- All in the $50-150MM in annual sales.
- All cover 2-3+ major metro markets, multiple states.
- Focused on middle market and upper middle market clients.

CGA Compressed Gas Association

- Dominated by several global players.
- All in the billions in annual sales.
- Focused on largest global gas consumers.
- Serial acquirers.

# TGS Acquisition: Significant Operating Synergies

- In May, the Company acquired a regional gas distributor focused on the HVAC market.

- The transaction offered a number of synergies:
  - TGS is highly recession proof and is growing revenues at a 20%+ organically.
  - More than 35% of TGS revenues are acetylene and can be converted to MagneGas sales at 3.0x the gross margins.
  - TGS has a unique model that allows for a low cost, low risk entry into new markets.

- TGS' operations enable the Company to quickly expand it retail in the following markets:
  - Atlanta, Dallas, Orlando, and Jacksonville.

- TGS expansion into existing MWS retail markets in California and Arizona.

- TGS has targeted Denver, Tucson, Las Vegas, Reno, Houston, New Orleans, Oklahoma City, Charlotte and Nashville for 2021 launch.

- Combined expansion pipeline to add ~$20 million in new revenues in 2020-21.

# Expanding US Distribution Capabilities

MagneGas WELDING SUPPLY

## US Retail and Wholesale Coverage Map


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
Existing Locations
Expansion Plan

### New Markets YTD 2020:

| Market | Retail | Wholesale |
|---|---|---|
| Huntington, IN | X | |
| Tampa, FL | X | |
| Phoenix, AZ | X | |
| Dallas, TX | | X |
| Atlanta, GA | | X |
| Orlando, FL | | X |
| South Miami, FL | X | |

### New Markets Scheduled Q3-Q4 2020:

| Market | Retail | Wholesale |
|---|---|---|
| Miami, FL | X | |
| Atlanta, GA | X | |
| Jacksonville, FL | X | X |
| San Francisco, CA | | X |
| Sacramento, CA | | X |
| Dallas, TX | X | |
| Houston, TX | | X |
| Lodi, CA | X | X |
| Los Angeles, CA | | X |
| San Diego, CA | | X |
| Phoenix, AZ | | X |

# Demonstrated Acceleration in Revenues

- We have a clearly defined strategy to drive annual sales growth.
- Our 2019 sales increased 118% vs. prior year.
- On pace to grow sales 100%+ in 2020.
- Demonstrated track record of growing acquired locations.
- We acquired 9 retail locations in 2018 and grew same store sales 82% in 2019.
- We forecast to become a top five independent US distributor in less than three years.

## Scaled Revenue Growth



Annual Revenues $Millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
2017
2018
2019
2020P
2021P
Domestic
International

# Notable Client Adoption

## Government/Utility

## Education/Laboratories

# Notable Client Adoption

## Construction/Demolition

- CATERPILLAR
- United Rentals
- AJAX
- suncoast metals LLC
- HAYWARD BAKER
- synergy EQUIPMENT
- GGG DEMOLITION, INC. GOING|GOING|GONE
- TURNER INDUSTRIES
- GLOBAL CONSTRUCTORS CO., INC.
- ARGOS
- KELLER
- CAPCO CONTRACTORS INC.
- WOODRUFF & SONS INCORPORATED Contractors

## Transportation/Logistics

- Zacher's Automotive
- st.petersburg www.stpete.org
- MTA New York City Transit
- Yellowfin
- EAGLE RAILCAR SERVICES
- MYCO TRAILERS, INC.
- Port Manatee SHIP REPAIR & FABRICATION TAMPA BAY • FLORIDA
- GM

# Notable Client Adoption

## Industrial/Manufacturing

# International Growth Model

# International Competitive Advantages

**Our international strategy focuses on our key technological and environmental advantages to disrupt a $7 billion industry outside the US.**



### Water Conservation:

We focus on water constrained economies. Our gas production process has a zero-water footprint.

Acetylene pollutes 3 billion gallons of freshwater annually.


ENVIRONMENT
TARONIS
SOCIAL
ECONOMIC

### Sustainability:

We produce the only renewable metal cutting fuels on the planet.

We prioritize markets that legislate sustainability as a top priority for industry.



### Safety:

We are dedicated to eliminating needless accidents, injuries and fatalities within the industries we serve.

MagneGas is a proven safer alternative to acetylene.

# International Operating Models

## We are actively expanding our international footprint using three distinct models:

- **Self Directed:** This is where we operate without any reliance on partners. We directly produce gas, market and support directly to our end clients.
  - This is our pending business model in Amsterdam.
- **Partnerships:** Under this model, we supply our gasification equipment to an existing industrial gas producer. We execute a revenue sharing agreement.
  - This is the model we are working toward in the GCC.
- **Joint Ventures:** For JVs, we will sell our gasification equipment into third party entities in which we would play a long-term technical support role and share in the recurring gas sales.
  - This is the current business model for the Republic of Turkey.

# Amsterdam: Our European Expansion Model

## Advantages for Sustainable Technology in Europe:

• EU has legislated a series of clean tech & renewable initiatives to prioritize sustainability.

• The port regions are the most industrialized regions in Europe.

• Each port has 500+ heavy industry prospective clients for our renewable fuels.

## Why the Netherlands for European Union Launch:

• The Netherlands is a global leader in sustainability.

• Amsterdam & Rotterdam are global drivers in environmental responsibility.

• 4 of the top 5 European ports are within a few hours of each other.

| Port Authority | European Ranking | Global Cargo (Tons) | Global Traffic (TEUs) |
|---|---|---|---|
| Rotterdam | #1 | #5 | #11 |
| Antwerp | #2 | #17 | #14 |
| Hamburg | #3 | #29 | #17 |
| Marseille | #4 | #46 | #91 |
| Amsterdam | #5 | #41 | NR |



Amsterdam
The Hague
Rotterdam
NETHERLANDS
Bruges
Antwerp
GERMANY
Brussels
Maastricht
Bonn
Lille
Liege
BELGIUM

*Regional Map, NE Europe*

# Port of Amsterdam Site Details

Port of Amsterdam

Artist Rendering of the Amsterdam Facilities



- We are located at an emerging renewables specialty park, leased through 2029.
- This location is on the west side of the port, close to many prime industrial clients.
- This site can eventually house up to five 300KW Venturi gasification units, with modular design minimizes scaling cost.
- Capacity to scale to produce 150,000 cylinders annually, $15MM in sales from this location.


Leeuwarden
Groningen
Leer
Alkmaar
Amsterdam
Arnhem
Rotterdam
Eindhoven
Münster
Dortmund

*Regional Map, NE Europe*

# Turkey: 1st Scaled Licensing Contract



- 30-unit $165 million initial contract plus 3% royalties.
- Taronis established a joint venture with a consortium of industry leaders in Turkey. Taronis holds a 49% minority interest stake in the new venture.
- The Turkish government has informed Taronis that it is in the process of banning acetylene.

- Successfully delivered a demonstration gas unit to Ankara May 2020 for $5million.
  - Commissioning completed August 2020.
- First 5 units - $27.25 million purchase order.
  - Manufacturing has begun. Delivery expected early Q1 2021.
- In excess of 100 units are required to service the entire country within 3 years.
  - Potential to increase the contract to $500 million+.

# Gulf Cooperation Council (GCC)


IRAQ
IRAN
JORDAN
KUWAIT
Persian Gulf
BAHRAIN
QATAR
SAUDI ARABIA
U.A.E
Red Sea
OMAN
Arabian Sea
ERITREA
YEMEN

*Regional Map, Gulf Cooperation Council Members States*

- GCC partnership targeted for launch Q1 2021.
- $100MM+ acetylene market supports oil & gas industry, construction, manufacturing, shipping.
- GCC: Saudi Arabia, UAE, Kuwait, Oman, Bahrain and Qatar belong to a trade block with a variety of economic, regulatory and import-export benefits.
- $1.65 Trillion market, 11th largest global market. Just larger than Russia or South Korea.*

- All GCC members adopted a Vision 2030 mandate: Renewable energy, water conservation, diversification away from petroleum, technology-focused job creation.
- Unique strategic benefits of Taronis gasification process closely supports these goals.
- Taronis can help the GCC save tens of millions of gallons of fresh water every year.

*Source: World Bank, 2019 data.

# Current Capitalization

| | |
|---|---|
| Cash (8/1/20): | $2,250,000 |
| Accounts Receivable (6/30/20): | 4,976,000 |
| Inventory (6/30/20): | 6,536,000 |
| Working Capital: | $13,762,000 |
| | |
| Short Term Debt* : | 1,970,000 |
| Sellers Financing: | 7,773,000 |
| Total Senior Debt: | $9,743,000 |
| | |
| Convertible Debt | 7,125,500 |
| Total Debt | $16,868,500 |
| | |
| Equity | $38,225,000 |
| Total Capitalization: | $55,093,500 |

| | |
|---|---|
| Issued & Outstanding (5/31/20): | 164.5 million |
| | |
| Fully Diluted Shares (8/1/20): | 322.6 million |
| Share Price (8/1/20): | $0.12 |
| Market Capitalization: | $19.7 million |

*Excludes $1.9MM PPP loan expected to be forgiven in Q4 2020.

## Analyst Coverage:

**Benchmark Company**
Bill Sutherland
bsutherland@benchmarkcompany.com
215-380-0276
Initiated Coverage: August 12, 2020

**Stonegate Capital Partners**
Marco Rodriguez, CFA
marco@stonegateinc.com
214-987-4121
Initiated Coverage: July 28, 2020

# Key Management

## Executive Leadership:

**Scott Mahoney, CFA**
Chief Executive Officer, President and Director

**Tyler B. Wilson, Esq.**
Chief Financial Officer, Corporate Secretary & General Counsel

**Richard Conz**
Chief Technology Officer

**Jack Armstrong**
VP of Global Business Development

**Michael Khorasani**
VP of Investor Relations

## Accounting & Finance:

**Jakob Ogdahl**
VP of Treasury

**Justin Feinberg**
Assistant General Counsel

**Shelley Kitts**
VP of Controller

**Jenna Stoneberg**
VP of External Reporting

**Kyle Smithson**
VP of Internal Controls

## Business Development:

**Jelle Paulusma**
Director of European Operations

Troy Galvin
Director of MWS Eastern Markets

Jered Ruyle
Director of MWS Central Markets

Sal Pena
Director of MWS Western Markets

## Research & Engineering

**Craig Bennett**
VP of MagneGas Production

**HR Ghalambor**
VP of Unit Manufacturing

**Jacob Montoya**
VP of Global Procurement

**Chris Lynch**
Director of Gasification Unit Design

# Independent Board of Directors

## Robert Dingess - Independent Chairman of the Board

Robert L. Dingess has extensive experience in managing franchise operations. He was the Chief Executive Officer of Ideal Management Services, Inc., d/b/a Ideal Image Central Florida, a laser hair removal company, since April 2004. From 1992 to 2002, Mr. Dingess served as the Chief Executive and owner of Dingess & Associates, Inc., a healthcare consulting and management company. From 1986 to 1992, Mr. Dingess was a partner in Ernst & Young's Southeast Region Healthcare Operations Business Officer Practice, where he advised over 200 healthcare clients. Mr. Dingess holds a Master of Business Administration from Virginia Commonwealth University and a Bachelor of Business Administration from Marshall University.

## Kevin Pollack - Independent Director

Kevin Pollack has served as a Director since June 21, 2012. Mr. Pollack served as Chief Financial Officer of Opiant Pharmaceuticals, Inc. (NASDAQ: OPNT), a specialty pharmaceutical company, and as a member of its Board of Directors, from 2012 until 2017, and as an advisor from 2017 until 2018. From 2007 until 2013, Mr. Pollack was a managing director at Paragon Capital LP, a private investment firm focused primarily on U.S.-listed companies. Since 2003, Mr. Pollack has also served as president of Short Hills Capital LLC. Prior to that, Mr. Pollack worked as an investment banker at Banc of America Securities LLC, focusing on mergers and acquisitions and corporate finance. Mr. Pollack started his career at Sidley Austin LLP (formerly Brown & Wood LLP) as a securities attorney. Since 2012, Mr. Pollack has served as a member of the board of directors of Pressure BioSciences, Inc. (OTCQB: PBIO). Mr. Pollack graduated *magna cum laude* from the Wharton School of the University of Pennsylvania and received a dual J.D./M.B.A. from Vanderbilt University, where he graduated with *Beta Gamma Sigma* honors.

## William Staunton - Independent Director

William W. Staunton III brings extensive experience in the semi-conductor industry, with specific background in Military and Space Contracting. Mr. Staunton has been the President of Accel–RF Corporation, a provider of RF Reliability Test Systems for compound semiconductor devices since 2012. In 2011, Mr. Staunton founded Kokua Executives, LLC, which provides guidance and interim executive level-leadership to companies. From 2000 to 2011, Mr. Staunton served as the Chief Executive Officer and a Director of Ramtron International Corporation, which designs, develops and markets specialized semiconductor memory, microcontroller, and integrated semiconductor solutions. From March 1999 until December 2000, Mr. Staunton served as Chief Operating Officer of Maxwell Technologies, which designs and manufactures multi-chip modules and board products for commercial satellite applications. Previously, Mr. Staunton was executive vice president of Valor Electronics Inc. from April 1996 until February 1999. Mr. Staunton holds a Bachelor of Science degree in electrical engineering from Utah State University.

## Peter Molloy - Independent Director

Peter Molloy has nearly 25 years of creating, advising and investing in private and public companies, with a particular focus on the Technology, Cleantech and Healthcare Sectors. He was previously the founder and CEO of Edison Group where he spent 15 years building the company into an international brand with a global team in excess of 100 people, recognized for its world class equity research platform, advisory services, and deep sector expertise. He remains a Director and principle shareholder of Edison. Peter is also the co-founder of various other companies including, most recently, a small molecule biotech focused on immune-oncology. Peter's earlier career includes a successful period as an institutional investor, most notably at Hermes Investment Management in London, managing a technology and healthcare focused small/mid-cap portfolio, and with a close involvement in Hermes' shareholder activism initiatives. Peter currently advises the Boards of several private and public companies and is also Chair of the African based charity Kick4Life. Peter graduated from the University of Exeter (UK) with a degree in Economics and is an alumni of London Business School.